UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 22, 2004

                          VENTANA MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

        State of Delaware             000-20931             94-2976937
 (State or other jurisdiction of     (Commission         (I.R.S. Employer
  incorporation or organization)     File Number)     Identification Number)

                           1910 Innovation Park Drive
                                Tucson, AZ 85737
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (520) 887-2155

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02 Results of Operations and Financial Condition. Financial Statements and Exhibits

     On October 22, 2004, Ventana Medical Systems (the "Registrant") released financial information with respect to its quarter ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated be reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits

       (c)   Exhibits

             The following exhibit is filed herewith:

             99.1 Press release of the Registrant dated October 22, 2004, titled "Ventana Reports Third Quarter Results".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     VENTANA MEDICAL SYSTEMS, INC.
                                            (Registrant)

                                     By: /s/ NICHOLAS MALDEN
                                         ---------------------------------------
                                         Nicholas Malden
                                         Senior Vice President, Chief Financial
                                         Officer and Secretary


Date: October 22, 2004

                                  EXHIBIT INDEX
                                  -------------

99.1 Press release of the Registrant dated October 22, 2004, titled "Ventana Reports Third Quarter Results".